EXHIBIT 10.2


                               AMENDMENT NO. 1 TO
                              SEPARATION AGREEMENT


      Amendment No. 1 (the "Amendment") dated as of September 30, 2004, to the Separation Agreement dated as of December 31, 2003 by and between Find/SVP, Inc., a New York corporation having its principal executive offices at 625 Avenue of the Americas, New York, NY 10011 (the "Company"), and Andrew P. Garvin, residing at 145 East 81st Street, New York, NY 10028 ("Garvin").

                                   WITNESSETH

      WHEREAS, the Company and Garvin are parties to that certain Separation Agreement dated as of December 31, 2003 (the "Agreement"); capitalized terms used but not defined in this Amendment shall have the respective meanings ascribed thereto in the Agreement; and

      WHEREAS, the parties hereto desire to amend the Separation Agreement in order to restructure the timing and amount of certain deferred compensation payments on terms as set forth below:

      NOW, THEREFORE, in consideration of the premises and mutual promises herein contained, it is agreed as follows:

      1.    Section  7 of the  Agreement  is hereby  amended  by  deleting  such section in its entirety and inserting the following new Section 7 in lieu thereof:

            "Deferred Compensation Agreement. The parties hereby acknowledge and agree that commencing as of the date of the Amendment, in satisfaction of the parties' obligations under the Deferred Compensation and Salary Continuation Agreement between the Company and Garvin dated June 30, 1984, Garvin shall receive such payments as are set forth on the revised Exhibit B attached hereto."

      2. This Amendment has been entered into and shall be construed and enforced in accordance with the laws of the State of New York, without giving effect to its conflict of laws rules.

      3. Except as expressly amended by this Amendment, the Agreement shall remain in full force and effect as the same was in effect immediately prior to the effectiveness of this Amendment.


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      4.    This Amendment  shall be governed and construed on the same basis as the Agreement, as set forth therein.

      5. This Amendment shall be effective as of the date of this Amendment, and all references to the Agreement shall, from and after such time, be deemed to be references to the Agreement as amended hereby. This Amendment may be executed in any number of counterparts, each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

      6. This Amendment has been entered into after negotiation and review of its terms and conditions by parties under no compulsion to execute and deliver a disadvantageous agreement. No ambiguity or omission in this Amendment shall be construed or resolved against any party on the ground that this Amendment or any of its provisions was drafted or proposed by that party. Garvin acknowledges that he has been represented by counsel in the negotiation of this Amendment.

      IN WITNESS WHEREOF, the parties have made and executed this Amendment on the date first set forth above.

                                              FIND/SVP, INC.



                                              By: /s/ Peter Stone
                                                --------------------------------
                                                Name: Peter Stone
                                                Title: Chief Financial Officer


                                              /s/ Andrew P. Garvin
                                              ----------------------------------
                                              Andrew P. Garvin



                                       2
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                                    EXHIBIT B


1. The Company shall pay Garvin a lump sum amount of $75,000 on August 31, 2004.

2. The present value of the Company's remaining deferred compensation liability to Garvin shall be reduced by $88,000 to $142,569.

3. The Company shall pay Garvin $1,130 per month commencing with the first payment on September 24, 2004 until the payment due on July 24, 2010, then $2,950 per month until and including the month ending December 31, 2013 in full satisfaction of all remaining deferred compensation obligations to Garvin under the Deferred Comp Agreement.